                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             OAKRIDGE ENERGY, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box)

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

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            2)  Aggregate number of securities to which transaction applies:
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            3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
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            4)  Proposed maximum aggregate value of transaction:
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[ ]      Fee previously paid with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


            1)  Amount Previously Paid:

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
                             OAKRIDGE ENERGY, INC.
                             4613 Jacksboro Highway
                           Wichita Falls, Texas 76302



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Oakridge Energy, Inc.:

                 Notice is hereby given that the Annual Meeting of the Stockholders of Oakridge Energy, Inc. ("Company") will be held in the Ballroom of the Wichita Falls Country Club, 1701 Hamilton Boulevard, Wichita Falls, Texas on Thursday, June 27, 1996, at 2:30 P.M., Wichita Falls Time, for the following purposes:

         (1)     To elect four directors of the Company; and

         (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

                 The Board of Directors has fixed the close of business on Wednesday, May 29, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                 You are cordially invited to attend the meeting in person. If you desire to vote at the meeting in person, you may revoke your proxy at that time. In the meantime, the prompt return of your proxy, properly dated and signed, will ensure the attendance of a quorum at the meeting.

Dated:  June 5, 1996

                                                       By Order of the Board
                                                          of Directors

                                                       /s/ SANDRA PAUTSKY
                                                       Sandra Pautsky, Secretary

                             OAKRIDGE ENERGY, INC.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                 June 27, 1996


                       PROXY SOLICITATION AND REVOCATION

                 This proxy statement is furnished to the stockholders of Oakridge Energy, Inc. ("Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Meeting") for the purposes set forth in the attached notice of the Meeting.

                 All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, executive officers and employees of the Company may solicit proxies personally or by telephone. Arrangements will also be made with brokerage houses, nominees, fiduciaries and other custodians for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses.

                 Any stockholder has the power to revoke a proxy before its exercise by giving written notice of such revocation to the Secretary of the Company at the address provided below, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

                 The mailing address of the Company's executive offices is 4613 Jacksboro Highway, Wichita Falls, Texas 76302, and the approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company's stockholders is June 5, 1996.

                                 ANNUAL REPORT

                 The Annual Report to Stockholders covering the fiscal year ended February 29, 1996, including financial statements, accompanies this proxy statement but is not a part hereof.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

                 As of May 29, 1996, there were issued and outstanding 5,127,045 shares of the Company's $.04 par value common stock. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum for all matters to be brought before the Meeting. In deciding all questions, a stockholder shall be entitled to one vote, in person or by proxy, for each share of common stock held in his name. Cumulative voting for the election of directors or for any other matter is not authorized. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

                 May 29, 1996 has been established by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                 As used for purposes of this Proxy Statement only, "shares owned beneficially" means the sole or shared: (i) voting power (the power to vote, or to direct the voting of, the Company's common stock); or (ii) investment power (the power to dispose, or to direct the disposition, of the Company's common stock).

                 The following table shows the beneficial ownership of the Company's common stock as of May 29, 1996 by: (i) each person known by the management of the Company to own more than 5% of the Company's outstanding common stock; and (ii) the executive officers and directors of the Company as a group.

NAME AND ADDRESS                      AMOUNT               PERCENT
      OF                           BENEFICIALLY              OF
BENEFICIAL OWNER                       OWNED                CLASS
- ----------------                   -------------          ---------
Noel Pautsky
4613 Jacksboro Highway
Wichita Falls, Texas 76302         1,896,338(1)            36.99%

Sandra Pautsky
4613 Jacksboro Highway
Wichita Falls, Texas 76302         1,537,985(1)             30.00

Noel Pautsky, Trustee of the
  Flem Noel Pautsky, Jr. Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302           874,397                17.05

Sandra Pautsky, Trustee of
  the Noel Pautsky Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302           700,000                13.65

Robert S. Allen
617 Cofield Drive
Hapeville, Georgia 30354             389,700(2)              7.60

Executive officers and directors
as a group (four persons)          3,434,423(1)             66.99

- --------------------------

(1) See information pertaining to Mr. Pautsky and Ms. Pautsky under "Election of Directors".

(2) Includes 30,000 shares owned by Mr. Allen's wife. Mr. Allen disclaims any beneficial ownership of the shares owned by his wife.

                 As of the date hereof, Noel Pautsky has pledged a substantial portion of his shares in the Company as collateral for his bank borrowings.
The pledge arrangement is not believed to involve any potential for a change in control of the Company.

                             ELECTION OF DIRECTORS

                 Four directors are to be elected at the Meeting. It is intended that the proxies solicited hereby will be voted for the following nominees, all of whom are presently directors of the Company and three of whom (Mr. and Ms. Pautsky and Mr. Croker) serve as executive officers of the
Company:

                         BUSINESS                      SHARES OF COMMON
                        EXPERIENCE           YEAR     STOCK BENEFICIALLY
                        AND CURRENT          FIRST    OWNED AS OF MAY 29,
                         POSITIONS          BECAME         1996 (AND
  NAME AND AGE          WITH COMPANY       DIRECTOR    PERCENT OF CLASS)
- ----------------      ----------------     --------   -------------------
Noel Pautsky - 77     Chairman of            1973           1,896,338(1)
                      Board of Directors                       (36.99%)
                      of the Company
                      since December 1981
                      and President of
                      the Company since
                      October 1973

Sandra Pautsky - 54   Executive Vice-        1986           1,537,985(2)
                      President and                            (30.00%)
                      Secretary-Treasurer
                      of the Company since
                      May 1992

Danny Croker - 47     Vice President and     1992                 -
                      Assistant Secretary -
                      Treasurer of the
                      Company since May 1992
                      and owner of Exlco,
                      Inc., oil and gas
                      operations

Randy Camp - 43       Partner in the firm    1992                 100*
                      of Moore, Camp,
                      Phillips & Company
                      (or its predecessor
                      firms), Certified
                      Public Accountants,
                      Wichita Falls, Texas
                      for more than the
                      past five years

- -------------------------

*        Represents less than 1% of outstanding common stock.

(1) Includes 50,000 shares owned by Mr. Pautsky's wife and 874,397 shares owned by Mr. Pautsky as the trustee of the Flem Noel Pautsky, Jr. Trust. See "Voting Securities and Principal Holders," above. Mr. Pautsky disclaims any beneficial ownership of the shares owned by his wife and the Flem Noel Pautsky, Jr. Trust.

(2) Includes 700,000 shares owned by the Noel Pautsky Trust of which Ms. Pautsky is the trustee and one of four beneficiaries. See "Voting Securities and Principal Holders," above. Ms. Pautsky disclaims any beneficial ownership of those shares owned by the Noel Pautsky Trust in excess of 175,000 shares (i.e., 25% of 700,000).

                 Sandra Pautsky is the daughter of Noel Pautsky, and Danny Croker is Noel Pautsky's stepson. There are no other family relationships among any of the directors or executive officers of the Company. Each of the directors and executive officers holds office from the date of his or her election for a period of one year or until his or her successor has been elected. None of the directors or executive officers is involved in any legal proceedings in which he or she is a party adverse or has a material interest adverse to the Company. None of the directors or executive officers has been involved in any legal proceedings which are material to an evaluation of his or her ability or integrity. Each of the nominees has consented to being nominated and serving as a director of the Company if elected at the Meeting.

                       BOARD OF DIRECTORS AND COMMITTEES

                 The Company's Board of Directors held two meetings during the fiscal year ended February 28, 1995 and one meeting during the fiscal year ended February 29, 1996. All directors were present at each meeting. In view of the small size of the Company's Board of Directors, the Company has no standing audit, nominating or compensation committees. The Board of Directors will consider nominees for the Board recommended by stockholders. Stockholders who wish to suggest nominees for the Board of Directors to be considered in connection with next year's Annual Meeting of Stockholders should write to the President of the Company, 4613 Jacksboro Highway, Wichita Falls, Texas 76302 prior to May 1, 1997 stating in detail the qualifications of the proposed nominee.

                 Executive officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors. The one director who is not an employee of the Company received an annual fee of $3,000 for serving as a director in the fiscal year ended February 28, 1995 and $1,500 for serving as a director in the fiscal year ended February 29, 1996.

                 Based solely on the Company's review of copies of forms it received from officers, directors and stockholders owning more than 10% of the outstanding shares of common stock of the Company and on written representations from such persons, the Company believes that during the fiscal years ended February 28, 1995 and February 29, 1996, all filing requirements under Section 16(a) of the Securities and Exchange Act of 1934 were met on a timely basis by such persons except that Mr. Camp inadvertently failed to file a Form 4 reflecting his acquisition of 100 shares in June 1993. Subsequent to the fiscal year ended February 28, 1995, Mr. Camp filed such Form 4 and Mr. Croker also filed an amended Form 4 for April 1994 to correct an error in his original filing. In addition, during fiscal 1996 Mr. Croker was late in filing Forms 4 with respect to a sale he made in May, 1995 and a gift of shares he received in June, 1995.

                             EXECUTIVE COMPENSATION

                 The following table sets forth information regarding compensation for services in all capacities to the Company for the three fiscal years ended February 29, 1996 of Noel Pautsky, the Company's Chief Executive Officer, who is the only executive officer of the Company whose total annual salary and bonus exceeded $100,000 in any of such years.

     NAME AND                    ANNUAL COMPENSATION           ALL OTHER
                               -----------------------
PRINCIPAL POSITION   YEAR     SALARY            BONUS        COMPENSATION(1)
- ------------------   ----     ------            -----        ---------------
Noel Pautsky         1996   $ 50,000    $     24,917          $   902
President and        1995    100,000           8,333             3,359
  Chief Executive    1994    100,000         623,329(2)          3,250
  Officer
- -------------------

(1) All other compensation consisted of Company paid life insurance premiums and estimated personal use of a Company owned automobile.

(2) As previously reported, a $615,000 bonus was paid to Mr. Pautsky upon consummation of the Company's sale of certain producing oil and gas leases covering lands in Edwards and Sutton Counties, Texas.

                 The Company does not have employment agreements with any of its executive officers, has no material bonus, profit-sharing or stock option plans or pension or retirement benefits. The Company has a group health insurance plan which it makes available to all employees of the Company on a non-discriminatory basis. Pursuant to such plan, $25,000 in life insurance benefits are provided for each of the executive officers and $15,000 in such benefits are provided for other employees of the Company, with the amount of such benefits provided decreasing as certain age levels are reached. Because of the age provision, the amount of benefits provided to Mr. Pautsky is $6,250. The cost to the Company for providing the different life insurance benefits to the executive officers is nominal.

CERTAIN RELATIONSHIPS AND
  RELATED TRANSACTIONS

                 Noel Pautsky and Sandra Pautsky are each executive officers, directors and beneficial owners of in excess of 5% of the Company's outstanding common stock. In addition, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust are the beneficial owners of in excess of 5% of the Company's outstanding common stock. Noel Pautsky and Sandra Pautsky may be considered to be the parents of the Company by virtue of their beneficial ownership of approximately 67% of the Company's outstanding common stock and their positions with the Company.

                 Mr. Pautsky, Ms. Pautsky, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust each own undivided working interests in certain of the oil and gas leases in the North Texas area in which the Company also owns an undivided working interest and of which the Company serves as the operator.
Mr. Pautsky also owns an undivided working interest in the oil and gas leases in Miller County, Arkansas in which the Company owns an undivided working interest. In accordance with standard operating procedures, the Company submits joint interest billings to such related parties and the other unaffiliated working interest owners in the properties which the Company operates on a monthly basis for their respective pro-rata shares of the costs incurred on the properties and the Company's fee for serving as operator for the preceding month. In addition, Exlco, Inc. ("Exlco"), 100% of whose outstanding stock is owned by Danny Croker, an executive officer and director, is allocated and bears a portion of the Company's office rent and supplies and bills the Company periodically for costs incurred on the Company's behalf, which billings are offset against the Company's billings to Exlco.

                 At February 28, 1994, Mr. Pautsky, Ms. Pautsky, the Flem Noel Pautsky, Jr. Trust, the Noel Pautsky Trust and Exlco had accounts payable to the Company, representing their then unpaid joint interest and other billings, aggregating $13,492. During the two fiscal years ended February 29, 1996, the Company submitted monthly joint interest and other billings to such five parties totaling $230,747, and such parties paid the Company an aggregate of $241,205 with respect to such joint interest and other billings, leaving a balance of $3,034 owed by the five parties to the Company at February 29, 1996. In addition, during fiscal 1995 and 1996 the Company as operator paid Ms. Pautsky and the Flem Noel Pautsky, Jr. Trust a total of $30,979 in revenues from working interests owned by them in certain of the Company's gas leases in North Texas and with respect to their interests in lease equipment transferred into the Company's inventory after abandonment by the Company of jointly owned leases in the North Texas area. The Company is following the same operating procedures outlined above in the fiscal year ending February 28, 1997.

                 On May 19, 1995, the Company purchased 25,000 shares of its common stock from Danny Croker and an additional 24,750 shares from Exlco. On July 7, 1995, the Company purchased an additional 4,458 shares from Mr. Croker, and on January 22, 1996 the Company purchased 100,000 shares of its common stock from Ms. Pautsky. The per share price of $2.25 paid by the Company to Mr. Croker, Exlco and Ms. Pautsky was the same per share price or a lower per share price than that paid by the Company during the same time periods to those unaffiliated stockholders of the Company who requested the Company to purchase their shares of common stock.

                 In addition to the foregoing, the following information, which was previously reported under the caption "Certain Relationships and Related Transactions" in the Company's definitive proxy statement dated August 26, 1994, is again included for the benefit of stockholders.

                 On April 15, 1994, the Company purchased 25,000 shares of its common stock from Noel Pautsky for $62,500 in cash. On April 20, 1994, the Company purchased 5,000 shares of its common stock from Exlco for $12,500 in cash. The per share price of $2.50 paid by the Company to Mr. Pautsky and Exlco was the same per share price paid by the Company during the same time periods to those unaffiliated stockholders of the Company who requested the Company to purchase their shares of common stock.

                                  ACCOUNTANTS

                 The Board of Directors of the Company has selected the firm of KPMG Peat Marwick as the principal accountants to audit the financial statements of the Company for the fiscal year ending February 28, 1997. The firm has served as the Company's principal accountants since February 1992.

                 Representatives of KPMG Peat Marwick are expected to be present at the Meeting and will have an opportunity to make a statement at such Meeting, if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

                 Stockholders are entitled to submit proposals on matters appropriate for stockholder action in accordance with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at the next Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company at the Company's principal executive offices at 4613 Jacksboro Highway, Wichita Falls, Texas 76302 by February 4, 1997 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

                 The management is not aware at this date of any business, other than the matters set forth in the notice of the Meeting, that will come before the Meeting. If any other matters should properly come before the Meeting, however, it is the intention of the persons named in the proxy to vote thereon in accordance with their best judgment.

                 All information contained in this proxy statement relating to the security holdings of directors and executive officers of the Company is based upon information received from the individual directors and executive officers.

DATED:  June 5, 1996

                             OAKRIDGE ENERGY, INC.
                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


                 The undersigned stockholder of OAKRIDGE ENERGY, INC. ("Company") hereby appoints NOEL PAUTSKY and SANDRA PAUTSKY, with power of substitution in each, as proxies to attend the Annual Meeting of Stockholders to be held in Wichita Falls, Texas on Thursday, June 27, 1996, and at any adjournments thereof and to act and specifically vote on behalf of the undersigned all stock of the Company owned by the undersigned as follows:

         1.      ELECTION OF DIRECTORS

FOR all nominees listed below                      WITHHOLD AUTHORITY
(except as marked to the con-                      to vote for all nominees
trary)                   [  ]                      listed below        [  ]

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

         Noel Pautsky, Sandra Pautsky, Danny Croker and Randy Camp

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, WHICH IS MADE BY THE COMPANY.

Dated: ______________________, 1996.

                                                                _________ SHARES



                                                 _______________________________
                                                 Signature


                                                 _______________________________
                                                 Signature (if held jointly)

                                                 PLEASE MARK, SIGN, DATE AND
                                                 RETURN PROMPTLY THIS PROXY IN
                                                 THE ENCLOSED ENVELOPE.


         When shares are held by joint tenants, both should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.